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PROSPECTUS SUPPLEMENT*

February 13, 1997

Variable Universal Life Policy (Flexible Premium Variable Life
Insurance Policy) S-6194T (6/96)

Variable Second-to-Die Life Insurance (Flexible Premium
Survivorship Life Insurance Policy) S-6196 (6/96)

Effective January 1, 1997, Putnam Capital Manager Trust changed its name to Putnam Variable Trust. PCM New Opportunities Fund changed its name to Putnam VT New Opportunities Fund. PCM New Opportunities Fund is one of the underlying funds offered in the Variable Universal Life Policy (Flexible Premium Variable Life Insurance Policy) and Variable Second-to-Die Life Insurance (Flexible Premium Survivorship Life Insurance Policy).

































S- 6202 A (2/97)
*Valid until next prospectus update.

Destroy - May 1, 1997